

Two Harbors Investment Corp.

Third Quarter 2011

Investor Presentation

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Two Harbors is Well-Positioned

Company Overview

- **NYSE-listed hybrid mortgage REIT investing in residential mortgage backed securities.**
  - Formed in 2009 to capitalize on the changing mortgage landscape
  - Manages $6.6 billion in Agency and non-Agency securities across all residential sectors
  - Strong focus on stable book value
  - One year total shareholder return of 19% versus peer average of 5%[1]
  - Security selection and credit analysis driven by experienced team and proprietary systems
  - Effective use of sophisticated hedging strategies
  - Diversification of business model through through asset securitization

Total Shareholder Return Performance[1]



Total Shareholder Return Performance
Trailing Twelve Months
20%
14%
8%
2%
-4%
-10%
-16%
-22%
-17%
-16%
-1%
1%
3%
7%
13%
18%
19%
22%
Average 5%
IVR
CIM
MFA
HTS
ANH
NLY
CYS
AGNC
TWO
CMO

Dividend Distributions[2]



$0.50
$0.40
$0.30
$0.20
$0.10
$-
16.3%
15.3%
14.9%
18.1%
$0.40
$0.40
$0.40
$0.40
20.0%
15.0%
10.0%
5.0%
0.0%
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Dividend
Dividend Yield

(1) Source: Bloomberg as of November 8, 2011.
(2) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

TWO HARBORS

Supply and Opportunity

Macro Trend

- **Continued Agency "supply" will likely keep spreads attractive.**
  - Fannie Mae and Freddie Mac are mandated to shrink their portfolios by at least 10% per year.
- **Expected double-digit loss-adjusted yields are available in the non-Agency sector due to weak pricing and potential supply from distressed sellers.**
- **Current interest rate environment is attractive for the mortgage REIT model.**
  - The Fed has stated that they anticipate keeping the target federal funds rate low until at least mid 2013.
  - The yield curve remains steep compared to historic averages.

Projected GSE Portfolio Run-off



USD $B
$1,600
$1,200
$800
$400
$0
2011
2013
2015
2017
2019
GSE - FNMA and FHLMC

Fed Funds Rate Expectations



5.00
4.00
3.00
2.00
1.00
0.00
0
1Yr
2Yr
3Yr

Source: Two Harbors estimates and the Federal Reserve.

TWO HARBORS

Two Harbors' Competitive Advantages

Core Strengths

- **Capture Benefits of Hybrid Model:** We seek out opportunities in Agency and non-Agency RMBS and believe this diversification allows us to better mitigate risks, including volatility in interest rates, prepayments, home prices and homeowner defaults.
- **Opportunistic:** We deploy a fluid capital allocation model in the RMBS markets.
- **Disciplined Asset Selection:** We extensively analyze the underlying loans, including loan size, property type, maturity, prepayment characteristics and borrower credit profiles.
- **Hedging:** We utilize sophisticated hedging strategies to manage risk.

Opportunistic Capital Allocation

September 30, 2010


Non-Agency
~60%
Agency
~40%

Post-May 2011 Deployment


Non-Agency
~40%
Agency
~60%

September 30, 2011


Non-Agency
~45%
Agency
~55%

Fluid Asset Allocation Drives Performance

Investment Portfolio

As of September 30, 2011

$6.6B RMBS Portfolio

($ in millions)



Hybrid ARMs
$239
Mezzanine
$261
Senior
$995
IOs and IIOs[1]
$251
Other-Fixed
$339
HECM[2]
$928
15-Year Fixed
$786
30-Year Fixed
$2,774
Agency Bonds $5.3B (81%)
Non-Agency Bonds $1.3B (19%)

Yields[3]



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
–
11.4%
9.7%
8.8%
9.8%
5.8%
5.2%
5.4%
5.5%
3.8%
3.9%
4.7%
4.3%
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Agency RMBS
Non-Agency RMBS
Total

Net Interest Spread[4]

Three Months Ended	September 30, 2011			June 30, 2011		
	Agency	Non-Agency	Aggregate Portfolio	Agency	Non-Agency	Aggregate Portfolio
Annualized Yield	4.3%	9.8%	5.5%	4.7%	8.8%	5.4%
Cost of repurchase agreements	(0.3%)	(2.1%)	(0.6%)	(0.3%)	(2.0%)	(0.5%)
Cost of interest rate swaps	(0.8%)	-	(0.7%)	(0.9%)	-	(0.8%)
Cost of financing	(1.1%)	(2.1%)	(1.3%)	(1.2%)	(2.0%)	(1.3%)
Net interest spread	3.2%	7.7%	**4.2%**	3.5%	6.8%	**4.1%**

(1) Interest-only securities ("IOs") and IIOs accounted for as derivatives of $160 million as of September 30, 2011.
(2) Home Equity Conversion Mortgage (or "HECM") are loans that allow the home owner to convert home equity into cash collateralized by the value of their home.
(3) Respective yields include IIOs accounted for as derivatives.
(4) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread.

TWO HARBORS

Security Selection Drives Performance

Portfolio Composition[1]

Q3-2011 Agency Book


Post-2006: Premium & IO 4%
GNMA HECM 18%
High LTV[2] 4%
Prepayment Protected 6%
Seasoned 10%
Post 2006: Discount 3%
Lower Loan Balances[3] 55%

Focus on low and stable prepayments

- 96% of our portfolio has some form of prepayment protection
- Security selection focused on prepayment stability aims to provide for sustainable yields
- Stable cash flows make interest rate hedging more effective
- Aims to minimize book value volatility

Q3-2011 Non-Agency Book


Prime 1%
Alt-A 6%
Option ARM 18%
Sub-Prime 75%

Focus on lower-priced securities

- Weighted average cost basis of $55.8
- Large discount to par of approximately $1.3 billion, of which $773 million is designated credit reserve
- Minimizes downside credit risk, but retains upside optionality
- Reduces strategic default risk

(1) All figures and data on this slide are as of September 30, 2011.
(2) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio.
(3) Securities collateralized by loans of less than or equal to $175K.

Non-Agency Opportunity

Cheap Asset Class[1]

Relative Price Performance


150%
130%
110%
90%
70%
50%
Dec-08
Apr-09
Aug-09
Dec-09
Apr-10
Aug-10
Dec-10
Apr-11
Aug-11
SPX: 39%
HY CDX: 17%
ABX: -13%

- Technicals outweigh fundamentals
- Double-digit loss adjusted yields
- Assumptions continue to be draconian

Improving Underlying Performance

60+ Day Sub-Prime Delinquencies[2]


26%
22%
18%
14%
10%
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11

- Improved delinquency trends
- Housing prices are relatively stable
- Servicers' actions to ultimately benefit bond holders

(1) ABX index represents ABX 06-2 AAA

(2) 60+ day sub-prime delinquencies does not include loans in foreclosures or REOs (foreclosed homes). Source: Goldman Sachs

TWO HARBORS

Non-Agency Discount Bond Example

Discount Subprime Senior Bond - HEAT 2006-3 2A4[1]


Senior Bonds
Sub Bonds
A1 & A2
- Paid off -
A3
37.6%-100%
$35M Current Face
1.2 Yr WAL[2]
A4
37.6%-100%
$71M Current Face
6 Yr WAL[2]
SUBORDINATED BONDS
Absorbs the first 37.6% of losses, after depletion of excess spread (currently 4.1%).

Security Info

- Senior Bond backed by Subprime Collateral (HEAT 2006-3 2A4).
  - Pays sequentially, after the A3 is fully paid, expected to be in early 2014
  - Receives protection from credit losses from the subordinate bonds and excess interest.
  - Pays a coupon of LIBOR + 0.31%
  - Wells Fargo & SPS as servicers

Collateral Summary

- Vintage: 2005 and 2006
- 60+ days delinquent: 33%
- "Clean" & "Almost Clean"[3]: 29%
- Loans Modified: 50%, majority are current
- Severities running in the high 60s
- "Clean"[3] MTM LTV[4]: 104%; DQ MTM LTV[4]: 119%

Yield Analysis

- Market price at 9/30/11: $54

	Base Case	Stressed	Severe Stress
Loss-adjusted yields	**11.3%**	**10.0%**	**7.5%**
Total defaults	72%	74%	78%
Average severity	75%	79%	82%
Total deal losses	54%	58%	63%
Bond recovery	90%	82%	67%

(1) Represents actual bond held in Two Harbors' portfolio as of the date of this presentation. Collateral summary and yield estimates represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used.
(2) "WAL" is defined as weighted average life.
(3) "Clean" is defined as a borrower who has never missed a payment. "Almost Clean" is defined as a borrower who is current and has never been more than three times delinquent for more than 30 days or delinquent once for more than 60 days.
(4) "MTM LTV" is defined as market-to-market loan-to-value ratio and "DQ" is defined as delinquencies.

TWO HARBORS

Sophisticated Risk Management Approach

Hedging

- Portfolio reflects low interest rate exposure of 4.3%
- Swaps/swaptions complement IO strategy
- Optional protection still in place – reduced premium at risk

Swaptions Profile

- Swaptions payoff profile allows us to benefit if rates fall, but have protection if rates rise
- Profile provides for gain potential, but loss is limited to cost of purchasing the swaption

Liquidity[1]

- Strong focus on funding management
  - Long-dated repos and non-Agency one year facility provide stability
  - Maturities over 90 days represented 36% of total RMBS borrowings
  - Interest rate swap – U.S. Treasuries position
  - Systematic monitoring of daily liquidity
- Counterparty diversification
  - 20 repo counterparty relationships
  - Approximately 75% exposure to North American institutions

(1) All figures and data on this slide are as of September 30, 2011.

Attractive Returns With Lower Risk

Superior asset selection and risk management drive returns while taking on less risk.

Attractive & Comparable Dividend Yield[1]…

TWO Q3-2011 Dividend Yield: 18.1%



20.0%
15.0%
10.0%
5.0%
–
18.1%
17.1%
Q3-2011
TWO
Q3-2011
Peer Median

… With Lower Leverage[2]…

TWO September 30, 2011 RMBS Leverage: 4.4x



8.0x
6.0x
4.0x
2.0x
–
3.4x
4.2x
6.3x
7.0x
Q1-2011
Q2-2011
TWO
Q1-2011
Q2-2011
Peer Median

… Less Interest Rate Exposure[3]…

TWO September 30, 2011 Interest Rate Exposure: 4.3%



30.0%
20.0%
10.0%
–
2.1%
6.7%
21.6%
18.2%
Q1-2011
TWO
Q2-2011
TWO
Q1-2011
Peer Median
Q2-2011
Peer Median

… And Less Prepayment Risk[4]

TWO Q3-2011 Constant Prepayment Rate: 5.0%



30.0%
20.0%
10.0%
–
9.7%
8.0%
6.3%
5.0%
21.9%
21.0%
17.4%
11.0%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
TWO
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Peer Median

TWO HARBORS

Note: "TWO" means Two Harbors Investment Corp. All peer financial data on this slide based on available June 30, 2011 financial information as filed with the SEC. Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY.

(1) Reported second quarter 2011 dividend annualized, divided by closing share price as of June 30, 2011. Peer dividend data based on company press releases.

(2) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. If TWO's open trade positions had settled as of March 31, 2011, the debt-to-equity ratio, as defined, would have increased from 3.4:1.0 to approximately 3.9:1.0. If TWO's open trade positions had settled as of June 30, 2011, the debt-to-equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

(2) Represents estimated range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CYS and CMO.

(4) Represents the constant prepayment rate, or CPR, on the Agency RMBS portfolios. Data not available for CIM prior to the first quarter of 2011.

Contact Information

For further information, please contact:

Christine Battist
Investor Relations
Two Harbors Investment Corp.
612.629.2507
Christine.Battist@twoharborsinvestment.com

Anh Huynh
Investor Relations
Two Harbors Investment Corp.
212.364.3221
Anh.Huynh@twoharborsinvestment.com

Appendix

Evolving Mortgage Landscape Creates Opportunity

- **Changes to the mortgage market will create great opportunity**
  - The government's share of the $11 trillion mortgage market will shrink considerably.
  - The Administration intends for private capital to play the predominant role in housing finance.



REITs/Other
3%
Hedge Funds/Brokers
3%
Overseas
11%
GSE/FHLB/TSY/FED
29%
Banks/S&L/Credit Unions
22%
Money Managers/Pensions/Insurance Cos
32%
Sellers
Stable
Opportunistic
Buyers

"The Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae and Freddie Mac's role…creating the conditions for private capital to play the predominant role in housing finance."

Department of Housing and Urban Development, February 2011

Note: The numerical data set forth on this slide are estimates only and are based upon certain assumptions, research and observations of Two Harbors' management and those of its external manager, PRCM Advisers LLC. Research sources include the Federal Reserve and Bloomberg.

Agency Securities as of September 30, 2011

	Par Value ($K)	Market Value ($K)	% of Agency Portfolio	Amortized Cost Basis ($K)	Weighted Average Cost	Weighted Average Age (Months)
30-Year Mortgages						
≤ 4.5%	$ 1,360,328	$ 1,448,336	27.3%	$ 1,445,039	4.2%	8
5.0-6.0%	1,087,362	1,187,283	22.3%	1,177,874	5.4%	25
≥ 6.5%	122,013	138,721	2.6%	137,987	7.2%	108
	$ 2,569,703	$ 2,774,340	52.2%	$ 2,760,900	4.9%	21
15-Year Mortgages						
≤ 4.0%	$ 744,587	$ 772,566	14.5%	$ 736,391	3.3%	11
≥ 4.5%	11,894	13,718	0.3%	13,326	6.9%	127
	$ 756,481	$ 786,284	14.8%	$ 749,717	3.3%	13
HECM Pools	$ 848,028	$ 927,754	17.4%	$ 914,597	4.8%	4
Hybrid ARMs	223,999	239,229	4.5%	235,747	4.1%	85
Other-Fixed	306,736	338,913	6.4%	326,586	5.0%	50
IOs and IIOs[1]	2,321,563	250,648	4.7%	275,108	5.3%	65
Total[1]	$ 7,026,510	$ 5,317,168	100.0%	5,262,655	4.6%	23

(1) IOs and Agency IIO derivatives of $160 million as of September 30, 2011.

TWO HARBORS

Non-Agency Securities as of September 30, 2011

	Senior Bonds	Mezzanine Bonds	Total P&I Bonds
Portfolio Characteristics			
Carrying Value ($M)	$995	$261	$1,256
% of Non-Agency Portfolio	79.2%	20.8%	100.0%
Average Purchase Price	$55.06	$58.57	$55.79
Average Coupon	2.2%	1.3%	2.0%
Collateral Attributes			
Average Loan Age (months)	64	82	68
Average Original Loan-to-Value	78.3%	77.5%	78.1%
Avg. Original FICO[1]	648	642	647
Current Performance			
60+ day Delinquencies	41.3%	32.8%	39.5%
Average Credit Enhancement[2]	22.4%	31.4%	24.3%
3-Month CPR[3]	2.2%	3.0%	2.4%

(1) FICO represents a mortgage industry accepted credit score of a borrower, which was developed by Fair Isaac Corporation.
(2) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(3) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

TWO HARBORS

Two Harbors Team with Deep Securities Experience

Investment Team

Co-Chief Investment Officers

Steven Kuhn

- Also serves as Partner - Head of Fixed Income Trading of Pine River
- Goldman Sachs Portfolio Manager from 2002 to 2007; 20 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill

William Roth

- Also serves as Fixed Income Portfolio Manager for Pine River
- 30 years in mortgage securities market, including at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios

Substantial RMBS Team

Traders and Analysts

- Trading team of eight traders and five analysts from top Street RMBS groups
- Eighteen person Research Group
- Three member funding team led by Repo Manager with 26 years of experience

Executive Officers

Chief Executive Officer

Thomas Siering

- Also serves as Partner - Head of Fundamental Strategies of Pine River
- Previously head of Value Investment Group at EBF & Associates; Partner since 1997
- 30 years of investing and management experience; commenced career at Cargill where he was a founding member of the Financial Markets Department

Chief Financial Officer

Jeffrey Stolt

- Also serves as Partner of Pine River. Joined Pine River at inception in 2002.
- EBF & Associates from 1989 to 2002; Controller since 1997. Began his career at Cargill in the Financial Markets Department

Note: Employee data as of November 1, 2011.

Overview of Pine River Capital Management

Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors

- Founded June 2002 with offices in New York, London, Beijing, Hong Kong, San Francisco and Minnesota
- Over $5.4 billion assets under management, of which approximately $3.8 billion dedicated to mortgage strategies[1]
  - Experienced manager of non-Agency, Agency and other mortgage related assets
  - Demonstrated success in achieving growth and managing scale

Experienced, Cohesive Team[2]

- Twelve partners together for average of 10 years
  - Average 18 years experience
- 178 employees, 64 investment professionals
- No senior management turnover
- Historically low attrition

Established Infrastructure

- Strong corporate governance
- Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)
- Proprietary technology
- Global footprint

Minnetonka, MN • London • Beijing • Hong Kong • San Francisco • New York

(1) Defined as estimated assets under management as of November 1, 2011, inclusive of Two Harbors.
(2) Employee data as of November 1, 2011.